SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549





                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): April 24, 2002



                        PILGRIM'S PRIDE CORPORATION
            (Exact Name of Registrant as Specified in Charter)


     DELAWARE                     1-9273              75-1285071
  (State or Other Jurisdiction (Commission          (IRS Employer
       of Incorporation)    File Number)          Identification No.)


             110 SOUTH TEXAS STREET
                  PITTSBURG, TEXAS           75686-0093
        (Address of Principal Executive Offices) (ZIP Code)


    Registrant's telephone number, including area code:  (903) 855-1000








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ITEM 9.  REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is certain supplemental historical financial information of Pilgrim's Pride Corporation, including quarterly information regarding net sales by primary market line that had generally previously only been reported on an annual basis.


                               EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION

99.1      Supplemental Historical Financial Information



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PILGRIM'S PRIDE CORPORATION


Date: April 24, 2002             By:  /S/ RICHARD A. COGDILL
                                   Richard A. Cogdill
                                   Executive Vice President, Chief
Financial Officer,
                                   Secretary and Treasurer